              [LOGO OF VANGUARD TAX-MANAGED FUND APPEARS HERE]





                             P R O S P E C T U S
                                APRIL 25, 1997

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[LOGO OF VANGUARD
TAX-MANAGED FUND
APPEARS HERE]                                    A Member of The Vanguard Group
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PROSPECTUS--APRIL 25, 1997
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NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447 (SHIP)
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SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739 (CREW)
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INVESTMENT         Vanguard Tax-Managed Fund, Inc. (the "Fund") is an open-end
OBJECTIVE AND      diversified investment company designed for long-term in-
POLICIES           vestors seeking to minimize the impact of taxes on their
                   investment returns. The Fund uses an index-oriented ap-
                   proach to equity management. The Fund consists of three
                   Portfolios:
                   The GROWTH AND INCOME PORTFOLIO seeks to provide growth of capital and moderate current income from investments in eq-
                   uity securities. Standard & Poor's 500 Composite Stock
                   Price Index (the "S&P 500 Index") is the Portfolio's bench-
                   mark index.
                   The CAPITAL APPRECIATION PORTFOLIO seeks to provide growth of capital with nominal current income from investments in equity securities. The Russell 1000 Index is the Portfo-
                   lio's benchmark index.
                   The BALANCED PORTFOLIO seeks to provide a balance between
                   capital growth and income exempt from federal income taxes.
                   The Portfolio invests 50-55% of its net assets in municipal securities and 45-50% of its net assets in common stocks.
                   The Russell 1000 is the benchmark index for the equity por-
                   tion of the Portfolio.
                   THE FUND IS NOT A TAX-EXEMPT FUND, AND, IN FACT, MAY BE EX-
                   PECTED TO EARN AND DISTRIBUTE TAXABLE INCOME AND MAY ALSO
                   REALIZE AND DISTRIBUTE CAPITAL GAINS FROM TIME TO TIME.
                   There is no assurance that the Portfolios will achieve
                   their stated objective. Shares of the Fund are neither in-
                   sured nor guaranteed by any agency of the U.S. Government, including the FDIC.
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OPENING AN         Please complete and return the Account Registration Form.
ACCOUNT            If you need assistance in completing this Form, please call our Investor Information Department, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to
                   4:00 p.m. (Eastern time). This Fund is designed for taxable investors and is not appropriate for Individual Retirement
                   Accounts (IRAs) and other tax-deferred retirement plans.
                   The minimum initial investment is $10,000. The Fund is of-
                   fered on a no-load basis (i.e., there are no sales commis-
                   sions or 12b-1 fees). However, the Fund incurs expenses for investment advisory, management, administrative, and dis-
                   tribution services. SHAREHOLDERS WILL BE ASSESSED A 2% FEE
                   ON SHARES REDEEMED IF HELD FOR LESS THAN ONE YEAR AND A 1%
                   FEE ON SHARES REDEEMED IF HELD AT LEAST ONE YEAR BUT LESS
                   THAN FIVE YEARS. THE REDEMPTION FEES ARE PAYABLE TO THE
                   PORTFOLIOS. SEE "FUND EXPENSES."
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ABOUT THIS         This Prospectus is designed to set forth concisely the in-
PROSPECTUS         formation you should know about the Fund before you invest.
                   It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Ex-change Commission. This Statement is dated April 25, 1997 and has been incorporated by reference into this Prospec-tus. It may be obtained, without charge, by writing to the Fund or by calling the Investor Information Department.
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TABLE OF CONTENTS

                       Page                                           Page                                             Page
Highlights...........    2        Implementation of Policies........   13             SHAREHOLDER GUIDE
Introduction.........    4        Investment Limitations............   18         Opening an Account and Purchasing
Fund Expenses........    5        Management of the Fund............   18          Shares............................   24
Financial Highlights.    7        Investment Adviser................   19         When Your Account
Yield and Total                   Dividends, Capital Gains and                     Will Be Credited..................   27
 Return..............    8         Taxes............................   20         Selling Your Shares................   27
     FUND INFORMATION             The Share Price of Each Portfolio.   22         Exchanging Your Shares.............   30
Investment                        General Information...............   23         Important Information About
 Objectives..........    8                                                         Telephone Transactions............   31
Investment Policies..    9                                                        Transferring Registration..........   32
Investment Risks.....   10                                                        Other Vanguard Services............   32
Who Should Invest....   12

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR AD-EQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.
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

                                   HIGHLIGHTS

OBJECTIVES AND     The Fund is an open-end diversified investment company de-
POLICIES           signed for long-term investors seeking to minimize the im-
                   pact of taxes on their investment returns. Shares of the
                   Fund are offered on a no-load basis, although the Fund in-
                   curs certain distribution expenses. The Fund consists of
                   three separate Portfolios, two of which invest in common
                   stocks and one which invests in both common stocks and mu-
                   nicipal bonds. The Fund uses an index-oriented approach to
                   equity management.                                    PAGE 8
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THREE SEPARATE     Investors may choose to invest in any of three Portfolios
PORTFOLIOS         of the Fund:

                   GROWTH AND INCOME PORTFOLIO--seeks to provide long-term growth of capital and moderate current income from invest-ments in equity securities. The S&P 500 Index is the Port-folio's benchmark index.

                   CAPITAL APPRECIATION PORTFOLIO--seeks to provide growth of capital and moderate current income from investments in eq-uity securities. The Russell 1000 Index is the Portfolio's benchmark index.

                   BALANCED PORTFOLIO--seeks to provide a balance between cap-ital growth and reasonable current income (nominal taxable income and moderate income exempt from federal taxes). The Portfolio invests 50-55% of its net assets in municipal se-curities and 45-50% of its net assets in common stocks. The Russell 1000 Index is the benchmark index for the equity portion of the Portfolio.

                   There is no assurance that the Portfolios will meet their
                   stated objectives.
                                                                         PAGE 8
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RISK               As mutual funds investing in common stocks, all three Port-
CHARACTERISTICS    folios are subject to market risk, which is the possibility that common stock prices will decline, sometimes substan-
                   tially, over short or extended periods. In addition, in-
                   vestments in municipal securities expose the Balanced Port-
                   folio to interest rate risk and credit risk. Credit risk is expected to be low due to the quality and diversification
                   of the bonds held by the Portfolio.                  PAGE 10
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THE VANGUARD       The Fund is a member of The Vanguard Group of Investment
GROUP              Companies, a group of more than 30 investment companies
                   with more than 90 distinct investment portfolios and total assets in excess of $250 billion. The Vanguard Group, Inc.
                   ("Vanguard"), a subsidiary jointly owned by the Vanguard
                   Funds, provides all corporate management, administrative,
                   distribution, and shareholder accounting services on an at-
                   cost basis to the Funds in the Group.                PAGE 18
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INVESTMENT         The Fund receives investment advisory services for its eq-
ADVISER            uity investments from Vanguard's Core Management Group. The bond portion of the Balanced Portfolio receives investment advisory services from Vanguard's Fixed Income Group. All
                   investment advisory services are provided to the Fund on an at-cost basis. As a result, the Fund receives investment
                   advisory services at a substantially lower cost than would be possible if the Fund paid an investment advisory fee to
                   an external investment adviser.                      PAGE 19
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2

FEES AND           In order to discourage short-term trading activity, a re-
EXPENSES           demption fee of 2% will be assessed on shares redeemed if
                   held less than one year, and a redemption fee of 1% will be assessed on shares redeemed if held for at least one year
                   but less than five years. The fees help cover transaction
                   costs including the tax costs long-term investors may bear when a Portfolio realizes capital gains as a result of
                   selling securities to meet redemptions. By being paid di-
                   rectly to the Portfolios, the fees tend to be more advanta-
                   geous to long-term investors and less advantageous to
                   short-term investors.                                PAGE 13
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DIVIDEND POLICY    The Fund distributes substantially all of its net invest-
                   ment income in the form of dividends. The Growth and Income and Balanced Portfolios distribute dividends quarterly,
                   whereas the Capital Appreciation Portfolio distributes div-
                   idends annually. In all three Portfolios, net capital
                   gains, if any, are distributed annually.             PAGE 20
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TAXES              A sale of shares of a Portfolio is a taxable event and may result in a capital gain or loss. While each Portfolio
                   seeks to minimize taxable distributions, such distributions will nevertheless occur. Dividend distributions, capital
                   gains distributions, and capital gains or losses from re-
                   demptions and exchanges may be subject to federal, state,
                   and local taxes.                                     PAGE 20
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PURCHASING         You may purchase shares by mail, wire, or exchange from an-
SHARES             other Vanguard Fund. The minimum initial investment is
                   $10,000; the minimum for subsequent investments is $100.
                   There are no sales commissions or 12b-1 fees.
                                                                        PAGE 24
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SELLING SHARES     You may redeem shares of each Portfolio in writing or by
                   telephone. The share price of each Portfolio is expected to fluctuate, and may at redemption be more or less than at
                   the time of initial purchase, resulting in a gain or loss.
                                                                        PAGE 27
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OTHER VANGUARD     The Fund offers two special services: Fund Express, for
SERVICES           electronic transfers between the Fund and your bank ac-
                   count; and Tele-Account, for round-the-clock telephone ac-
                   cess to your Fund account balance and certain
                   transactions.                                        PAGE 32
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SPECIAL            (1) Each Portfolio may invest a portion of its assets in
CONSIDERATIONS     futures contracts, options, convertible securities and swap
                   agreements.                                          PAGE 16
                   (2) Each Portfolio may invest in short-term fixed income
                   securities.                                          PAGE 15
                   (3) Each Portfolio may lend its securities.          PAGE 17
                   (4) Each Portfolio may borrow money.                 PAGE 18
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                                                                               3

AN INTRODUCTION    Vanguard Tax-Managed Fund consists of three Portfolios each
TO VANGUARD TAX-   of which seeks to achieve a stated investment objective
MANAGED FUND       while minimizing the impact of taxes on shareholders' re-
                   turns. Today, dividends and short-term capital gains dis-tributed by mutual funds are taxed at federal income tax rates as high as 39.6%. Mutual fund distributions of long-term capital gains are taxed at federal tax rates of up to 28%. State taxes on mutual fund distributions also reduce after-tax returns.

THE FUND IS        Yet, most stock and balanced mutual funds are managed to
DESIGNED FOR       maximize PRE-TAX total return, without regard to the tax
LONG-TERM          consequences of portfolio activity that may result in tax-
INVESTORS          able distributions. Vanguard Tax-Managed Fund has been de-
SEEKING TO         signed for investors who seek to participate in broadly di-
MINIMIZE THE       versified funds for the long-term (five years or longer)
IMPACT OF TAXES    and to minimize the impact of taxes on their return. The
ON THEIR RETURN    Fund offers three Portfolios: two equity Portfolios--the
                   Growth and Income Portfolio and the Capital Appreciation
                   Portfolio--and a Portfolio combining stocks and municipal bonds, the Balanced Portfolio.

                   The Fund employs various techniques to minimize the impact of taxes:

                   . First, each Portfolio employs an index-oriented approach to equity management designed to provide low portfolio turnover. By seeking to reduce turnover, the Portfolio endeavors to defer the realization and minimize the dis-tributions of capital gains.

                   . Second, each Portfolio is designed ONLY for long-term in-
                     vestors who expect to own the Portfolio for five years or longer. A redemption fee of 2% will be assessed on shares redeemed if held for less than one year, and a redemption fee of 1% will be assessed on shares redeemed if held for at least one year but less than five years. The fees will help to cover transaction costs incurred by the Portfo-lios when purchasing and selling securities and will in-directly help to offset tax costs long-term investors bear when a Portfolio is forced to realize capital gains as a result of short-term investor activity. By being paid directly to the Portfolios, the fees tend to be ad-vantageous to long-term investors and disadvantageous to short-term investors.

                   . Third, each Portfolio, when making sales of specific se-
                     curities, will select the shares on which it has the highest cost basis in order to minimize capital gains distributions. Additionally, each Portfolio may, when prudent, sell securities in order to realize capital losses. Realized capital losses can be used to offset re-alized capital gains thus reducing capital gains distri-butions.

                   . Finally, the Capital Appreciation and the Balanced Port-
                     folios seek to minimize taxable dividend income by empha-sizing stocks with low dividend yields. The Balanced Portfolio also invests at least 50% of its assets in tax-exempt municipal bonds to provide tax-free income.

                   While each Portfolio seeks to minimize the realization of capital gains, the Portfolios may nevertheless realize tax-able gains from time to time. Additionally, while the Capi-tal Appreciation and Balanced Portfolios seek to minimize taxable dividend distributions, the two Portfolios will distribute some taxable income. Of course, shareholders may also be required to pay taxes on capital gains realized, if any, upon redemption of shares of the Fund.
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4

FUND EXPENSES      The following table illustrates ALL expenses and fees you
                   would incur as a shareholder of the Growth and Income, Cap-ital Appreciation, and Balanced Portfolios. The annual
                   Portfolio operating expenses set forth below are for the 1996 fiscal year.

                                                GROWTH AND   CAPITAL
                                                  INCOME   APPRECIATION BALANCED
             SHAREHOLDER TRANSACTION EXPENSES   PORTFOLIO   PORTFOLIO   PORTFOLIO
             --------------------------------------------------------------------
             Sales Load Imposed on Purchases.      None        None       None
             Sales Load Imposed on Reinvested
              Dividends......................      None        None       None
             Redemption Fees*:
              shares held less than 1 year...         2%          2%         2%
              shares held at least 1 but less
               than 5 years..................         1%          1%         1%
              shares held 5 years or more....      None        None       None
             Exchange Fees**.................      None        None       None

                   *The fees withheld from redemption proceeds are paid to the
                    Portfolios.
                   **Exchanges will be treated as redemptions for purposes of imposing the redemption fees.

                                  GROWTH AND       CAPITAL
             ANNUAL PORTFOLIO       INCOME      APPRECIATION    BALANCED
             OPERATING EXPENSES    PORTFOLIO      PORTFOLIO     PORTFOLIO
             -------------------------------------------------------------
             Management &
              Administrative
              Expenses.........           0.13%           0.15%       0.04%
             Investment
              Advisory Fees....           0.01            0.01        0.05
             12b-1 Fees........           None            None        None
             Other Expenses
              Distribution
               Costs...........    0.02%          0.02%         0.02%
              Miscellaneous
               Expenses........    0.04           0.02          0.09
                                  -----         ------          ----
             Total Other
              Expenses.........           0.06            0.04        0.11
                                         -----          ------        ----
               TOTAL OPERATING
                EXPENSES.......           0.20%           0.20%       0.20%
                                         =====          ======        ====

                   The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Growth and Income, Cap-
                   ital Appreciation, and Balanced Portfolios.
                   ------------------------------------------------------------
REDEMPTION FEE     Each Portfolio of the Vanguard Tax-Managed Fund is intended for long-term investors who expect to own shares for at least five years. A 2% fee will be assessed on shares re-deemed if held less than one year and a fee of 1% will be assessed on shares redeemed if held at least one but less than five years. The fees help to cover transaction costs including the tax costs long-term investors may bear when a Portfolio realizes capital gains as a result of selling se-curities to meet redemptions. By being paid directly to the Portfolios, the fees tend to be advantageous to long-term investors and disadvantageous to short-term investors.

                   Only the "first-in, first-out" (FIFO) method will be used for the purpose of calculating the holding period of shares. Under this method, the date of a redemption or exchange will be compared to the earliest purchase date of shares in the account. If this holding pe-riod is less than one year, a 2% fee will be assessed. If this holding period is at least one year but less than five years, a 1% fee will be assessed. The fee will be prorated if the shares redeemed or exchanged have been held for time periods subject to differing fees. The fee will not apply to shares purchased through reinvestment of dividends or capital gains.

ILLUSTRATION OF    The following example illustrates the expenses that you
EXPENSES           would incur on a $1,000 investment over various periods,
                   assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

                  1 YEAR           3 YEARS                 5 YEARS                 10 YEARS
                  ------           -------                 -------                 --------
                   $13               $18                     $11                     $26

                   THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
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6

FINANCIAL          The following financial highlights for a share outstanding
HIGHLIGHTS         throughout each period, insofar as they relate to the pe-
                   riod ended December 31, 1996, have been audited by Price
                   Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Re-port to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Informa-tion Department at 1-800-662-7447.

                          ------------------------------------------------------------------------------
                                GROWTH AND                   CAPITAL
                                  INCOME                  APPRECIATION                 BALANCED
                                 PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                          -------------------------  -------------------------  ------------------------
                                          JULY 25+,                  JULY 25+,                  JULY 25+
                           YEAR ENDED        TO       YEAR ENDED        TO       YEAR ENDED        TO
                          DECEMBER 31,    DEC. 31,   DECEMBER 31,    DEC. 31,   DECEMBER 31,    DEC. 31,
                           1996    1995     1994      1996    1995     1994      1996    1995     1994
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $13.16  $ 9.77   $10.00    $13.28  $ 9.95   $10.00    $11.85  $ 9.79   $10.00
                          ------  ------   ------    ------  ------   ------    ------  ------   ------
INVESTMENT OPERATIONS
 Net Investment Income..     .27     .25      .09       .12     .08      .04       .36     .31      .09
 Net Realized and
  Unrealized Gain (Loss)
  on Investments .......    2.74    3.39     (.23)     2.66    3.34     (.05)     1.07    2.07     (.21)
                          ------  ------   ------    ------  ------   ------    ------  ------   ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    3.01    3.64     (.14)     2.78    3.42     (.01)     1.43    2.38     (.12)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income.....    (.28)   (.25)    (.09)     (.11)   (.09)    (.04)     (.36)   (.32)    (.09)
 Distributions from
  Realized Net Gain.....     --      --       --        --      --       --        --      --       --
                          ------  ------   ------    ------  ------   ------    ------  ------   ------
  TOTAL DISTRIBUTIONS...    (.28)   (.25)    (.09)     (.11)   (.09)    (.04)     (.36)   (.32)    (.09)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $15.89  $13.16   $ 9.77    $15.95  $13.28   $ 9.95    $12.92  $11.85   $ 9.79
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL RETURN**..........   23.03%  37.53%   (1.70)%   20.92%  34.38%   (0.50)%   12.21%  24.52%   (1.40)%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  235  $   98      $31      $517  $  254      $70    $   63  $   39      $17
Ratio of Expenses to
 Average Net Assets.....    0.20%   0.20%    0.20%*    0.20%   0.20%    0.20%*    0.20%   0.20%     0.0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    2.04%   2.37%    2.82%*    0.91%    .97%    1.26%*    3.04%   3.06%    2.88%*
Portfolio Turnover Rate.       7%      6%       0%       12%      7%       1%        5%      5%       0%
Average Commission Rate
 Paid ..................  $.0199     N/A      N/A    $.0214     N/A      N/A    $.0216     N/A      N/A

*Annualized.
**Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held more than one year but less than five years.

+Subscription period for each Portfolio was July 25, 1994, to September 5,
1994, during which time all assets were held in money market instruments. Per-formance measurement began September 6, 1994.
--------------------------------------------------------------------------------

YIELD AND          From time to time a Portfolio of the Fund may advertise its
TOTAL RETURN       yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Port-folio refers to the average annual compounded rates of re-turn over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the in-vestment, assuming the reinvestment of all dividend and capital gains distributions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day yield"
                   of a portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net
                   asset value per share on the last day of the period. Net
                   investment income includes interest and dividend income
                   earned on a Portfolio's securities; it is net of all ex-
                   penses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calcu-
                   lation assumes that net investment income earned over 30
                   days is compounded monthly for six months and then
                   annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by a
                   Portfolio to maintain its books and records, and so the ad-
                   vertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------
INVESTMENT         The Fund is an open-end diversified investment company of-
OBJECTIVES         fering three Portfolios which seek to minimize the impact
                   of taxes on investors' returns.

                   . The GROWTH AND INCOME PORTFOLIO seeks to minimize capital gains distributions while providing long-term capital growth and a moderate level of taxable current income. The Portfolio invests in common stocks using an index-oriented investment approach to minimize portfolio turn-over and the realization of capital gains within the Portfolio. Its benchmark index is the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") which emphasizes large capitalization companies. Large capital-ization stocks, on average, have moderate dividend yields (the distribution yield of the S&P 500 Index was 2.00% on December 31, 1996).

                   . The CAPITAL APPRECIATION PORTFOLIO seeks to minimize cap-
                     ital gains and dividend distributions while providing long-term growth of capital. The Portfolio may be ex-pected to provide a nominal, or relatively low level of taxable income compared to traditionally managed or even indexed Portfolios. Because of the Portfolio's tax-man-aged policies the level of taxable income to be distrib-uted is expected to be less than half of what it would otherwise be if the Portfolio was managed as a tradi-tional index fund. The Portfolio invests in common stocks using an index-oriented strategy in an effort to minimize portfolio turnover and the realization of capital gains within the Portfolio. The Portfolio's benchmark index is the Russell 1000 Index, an Index of large and medium cap-italization stocks. The Portfolio emphasizes low yielding stocks; therefore, its return will vary from the return of the Russell 1000 Index.

                   . The BALANCED PORTFOLIO seeks to minimize capital gains
                     and taxable dividend distributions while providing a com-bination of reasonable current income (nominal taxable income and moderate tax-exempt income) and long-term growth of capital. The Portfolio invests 50-55% of its assets in intermediate-term municipal securities which provide income that is exempt from federal income taxes. The dollar-weighted average maturity of the municipal se-curities is targeted to be between 7 and 12 years. The Portfolio invests the remaining 45-50% of its assets in common stocks using an index-oriented strategy in an ef-fort to minimize portfolio turnover and the realization of capital gains within the Portfolio. The benchmark in-dex for the equity portion of the Portfolio is the Rus-sell 1000 Index; however, the Portfolio emphasizes low yielding stocks, therefore, the return of the equity com-ponent will vary from the return of the Russell 1000 In-dex.

                   There is no assurance that the Portfolios will achieve their stated objectives.

                   These investment objectives are not fundamental and so may be changed by the Board of Directors without shareholder
                   approval. However, shareholders would be notified prior to a material change in a Portfolio's objective.
--------------------------------------------------------------------------------
INVESTMENT         The three Portfolios of the Fund are managed in order to
POLICIES           minimize the impact of taxes on investors' returns. Each
                   Portfolio employs an index-oriented approach to equity man-agement by attempting to approximate the performance of a benchmark index. Indexing is appropriate for achieving each Portfolio's objective for two reasons: (1) indexing is a very cost-effective method of providing broadly diversified equity returns; and (2) indexing is tax efficient because it incorporates a buy and hold philosophy and, therefore, an indexed portfolio rarely realizes capital gains, which, by definition, is tax efficient.

                   The GROWTH AND INCOME PORTFOLIO invests in substantially all 500 stocks in the S&P 500 Index, an index which empha-sizes large capitalization companies. Management techniques used to minimize the realization of capital gains might from time to time cause the proportion of the Portfolio's assets invested in each stock to differ from the proportion found in the S&P 500 Index. As a result, the Portfolio's return will deviate from the return of the S&P 500 Index.

                   The CAPITAL APPRECIATION PORTFOLIO invests in a statistical sample of the stocks included in the Russell 1000 Index. Stocks are selected for inclusion in the Portfolio based on their contribution to the Portfolio's market capitaliza-tion, industry weightings and other fundamental character-istics such as price earnings ratios, dividend yields, price-to-book ratios and financial leverage. To minimize taxable dividend distributions, the Portfolio emphasizes stocks with low dividend yields. As a result of the low dividend emphasis and management techniques used to mini-mize the realization of capital gains, the returns of the Portfolio will deviate from the returns of the Russell 1000 Index.

                   The BALANCED PORTFOLIO invests 50-55% of its assets in in-termediate-term municipal securities which provide interest income exempt from federal income taxes. At least 95% of the municipal securities held by the Portfolio will be of investment grade quality--i.e., those rated at least Baa by Moody's In-vestors Services, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("Standard & Poor's"). Securities rated Baa or BBB are considered as medium grade obligations. In-terest payments and principal are regarded as adequate for the present but certain protective elements found in higher rated bonds may be lacking. No more than 5% of the munici-pal securities of the Portfolio may be sub-investment grade or unrated. The Portfolio may invest in municipal securi-ties rated as low as C by Moody's or CC by Standard & Poor's or comparable unrated securities as determined by the adviser. In the event that a particular obligation held by the Balanced Portfolio is downgraded below the minimum investment level permitted by the investment policies of the Portfolio, the directors and officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and ob-jectives of the Portfolio. The securities will target a dollar-weighted average maturity of 7-12 years.

                   The municipal bond portion of the Balanced Portfolio is managed according to a traditional management style which involves selection of securities based upon economic, fi-nancial and market analysis and investment judgment. In managing the municipal bond component of the Balanced Port-folio, portfolio turnover will be kept low in order to min-imize the realization of capital gains. The Portfolio in-vests the remaining 45-50% of its assets in a statistical sample of the stocks included in the Russell 1000 Index. The equity portion of the Portfolio will follow the same investment policies as the Capital Appreciation Portfolio (see page 9).

                   Each Portfolio may, when prudent, sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains thus reducing capital gains distributions. As a result of such techniques to min-imize the realization of capital gains, and, in the case of the Capital Appreciation and Balanced Portfolios, the em-phasis on lower-yielding stocks, the Portfolios should not be expected to track their target benchmarks with the same precision as conventional index funds.

                   The Fund is responsible for voting the shares of all secu-rities it holds.

                   The investment policies of the Fund are not fundamental and so may be changed by the Board of Directors without share-
                   holder approval. However, shareholders would be notified
                   prior to a material change.
--------------------------------------------------------------------------------
INVESTMENT RISKS   Like any investment program, the Fund entails certain
                   risks. Because the Growth and Income and Capital Apprecia-
EACH PORTFOLIO     tion Portfolios both invest 100% of their assets in stocks
IS SUBJECT TO      and the Balanced Portfolio invests 45-50% of its assets in
STOCK MARKET       stocks, all three Portfolios are subject to STOCK MARKET
RISK               RISK--i.e., the possibility that common stock prices will
                   decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally de-cline.

                   To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1996, as measured by the S&P 500 Composite Stock Price In-dex:

                               U.S. STOCK MARKET RETURNS (1926-1996)
                                    OVER VARIOUS TIME HORIZONS

                             1 YEAR           5 YEARS           10 YEARS           20 YEARS
                             ------           -------           --------           --------
               Best          +53.9             +23.9             +20.1              +16.9
               Worst         -43.3             -12.5             - 0.9              + 3.1
               Average       +12.7             +10.4             +10.8              +10.8

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                   This table of U.S. stock market returns should not be viewed as a representation of future returns from the Fund or the U.S. stock market. The illustrated returns represent the historical investment performance, which may be a poor guide to future returns. Also, stock market indexes such as the S&P 500 are based upon unmanaged portfolios of securi-ties, before transaction costs and other expenses. Such costs will reduce the relative investment performance of the Fund and other "real world" portfolios.

                   Historically, medium capitalization stocks, such as the smallest 50% of those found in the Russell 1000 Index on December 31, 1996, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Besides exhibiting greater price volatility, the price of medium company stocks may, to a degree, fluctuate independently of larger company stocks. Medium company stocks are expected to constitute approximately 33% of the investments of the Capital Appreciation Portfolio and the equity portion of the Balanced Portfolio.

                   Additionally, the Capital Appreciation Portfolio and the equity portion of the Balanced Portfolio emphasize low yielding stocks which may give these Portfolios "growth" characteristics. Stocks that emphasize particular invest-ment characteristics, such as "growth," may fluctuate di-vergently from the broad stock market as represented by a given market benchmark. Further, these stocks may also dem-onstrate greater volatility than the broad market index over short or extended periods of time.

THE BALANCED       The Balanced Portfolio invests a larger portion of its as-
PORTFOLIO IS       sets in intermediate-term municipal securities (50-55% of
SUBJECT TO         assets) than in stocks. Therefore, the Balanced Portfolio
INTEREST RATE      will be subject to INTEREST RATE RISK--i.e., fluctuations
RISK               in the market value of bonds due to changing interest
                   rates. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds nor-mally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, bond prices fell 48% from December 1976 to Septem-ber 1981.

THE BALANCED       The Balanced Portfolio is also subject to CREDIT RISK--
PORTFOLIO IS       i.e., the likelihood that a bond issuer will fail to make
SUBJECT TO         timely payments of interest and principal. Such credit risk
CREDIT RISK        is expected to be low, however, due to the credit quality
                   and diversification of the Portfolio's bond investments.

                   From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Portfolio, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially lower return) than mutual funds in-vesting exclusively in common stocks.

                   Each Portfolio may use futures contracts, options and war-
                   rants, convertible securities and swap agreements which may pose certain risks as described in the section "Implementa-
                   tion of Policies."
--------------------------------------------------------------------------------
WHO SHOULD         The Fund is designed for long-term taxable investors who
INVEST             seek to minimize receipt of taxable distributions. The Fund is not suitable for Individual Retirement Accounts (IRAs)
LONG-TERM          or other tax-deferred retirement plans such as 401(k),
TAXABLE            403(b)(7), or money purchase pension plans.
INVESTORS
SEEKING TO         The three Portfolios of the Fund are designed for investors
MINIMIZE TAXABLE   seeking low taxable distributions, low costs, and high pre-
DISTRIBUTIONS      dictability of return relative to the underlying index
                   through an index-oriented management approach.

                   The GROWTH AND INCOME PORTFOLIO is designed for investors seeking long-term capital growth and moderate current in-come from a diversified portfolio of common stocks.

                   The CAPITAL APPRECIATION PORTFOLIO is designed for invest-ors seeking long-term growth of capital with nominal cur-rent income from common stocks as compared to traditionally managed or even indexed portfolios.

                   The BALANCED PORTFOLIO is designed for investors seeking a balance between long-term capital growth and moderate tax-exempt income from municipal bonds, and nominal taxable in-come from common stocks.

                   The share prices of the Growth and Income Portfolio and the Capital Appreciation Portfolio are expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investments. The Balanced Portfolio is expected to be less volatile than the Growth and Income Portfolio and the Capital Apprecia-tion Portfolio. However, investors in the Balanced Portfo-lio should also be able to tolerate sudden fluctuations in the value of their investment. No assurance can be given that the Portfolios will achieve their stated objectives or that shareholders will be protected from the risks inherent in the markets in which they invest. Investors may wish to purchase shares on a regular, periodic basis (dollar-cost averaging) rather than investing in one lump sum in order to reduce the risk of investing at a particularly unfavor-able time.

                   THE FUND IS DESIGNED ONLY FOR LONG-TERM INVESTORS WHO EX-PECT TO OWN SHARES OF THE FUND FOR FIVE YEARS OR MORE. The Fund is not intended to provide investors with a means of speculating on short-term market movements.

                   Investors who engage in excessive account activity generate additional costs and may cause a Portfolio to recognize capital gains which are borne by the Portfolio's remaining shareholders.

                   In order to discourage short-term trading activity the Fund has adopted the following policies: the Fund will charge a 2% fee on redemptions of shares held less than one year and will charge a 1% fee on redemptions of shares held at least one year but less than five years. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard funds) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                   Investors should not consider the Fund a complete invest-
                   ment program, but should maintain holdings of securities
                   with different risk characteristics--including common
                   stocks, bonds and money market instruments. Investors may
                   also wish to complement an investment in the Fund with
                   other types of common stock investments.
--------------------------------------------------------------------------------
IMPLEMENTATION     The GROWTH AND INCOME PORTFOLIO holds substantially all the
OF POLICIES        stocks included in the S&P 500 Index in approximately the
                   same proportions as they are represented in the Index.
THE GROWTH AND
INCOME PORTFOLIO   The S&P 500 Index is composed of 500 common stocks, which
INVESTS IN         are chosen by Standard & Poor's Corporation on a statisti-
COMMON STOCK       cal basis to be included in the Index. The inclusion of a
                   stock in the S&P 500 Index in no way implies that Standard
                   & Poor's Corporation believes the stock to be an attractive investment. The 500 securities, most of which trade on the New York Stock Exchange, represented, as of December 31,
                   1996, approximately 70% of the market value of all U.S.
                   common stocks. Each stock in the S&P 500 Index is weighted by its market value.

                   Because of the market-value weighting, the 50 largest com-panies in the S&P 500 Index currently account for approxi-mately 47% of the capitalization of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1996, the five largest companies in the Index were: General Electric (2.9%), Coca-Cola (2.3%), Exxon Cor-poration (2.2%), Intel Corporation (1.9%) and Microsoft (1.7%). The largest industry categories were: banks (7.7%), telephone companies (6.6%), pharmaceutical companies (6.4%), international oil companies (5.8%) and computer companies (4.6%).

                   The GROWTH AND INCOME PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representations or warranty, implied or ex-pressed, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accu-racy and/or the completeness of the S&P 500, or any data included herein.

                   S&P's only relationship to the Portfolio is the licensing of the S&P marks, and the S&P 500 Index which is deter-mined, composed and calculated by S&P without regard to the Growth and Income Portfolio.

                   S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, ANY PERSON OR ANY ENTITY FROM THE USE OF THE S&P 500 OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE USE LICENSED HEREUNDER, OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRAN-TIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P 500 OR ANY DATA INCLUDED THEREIN.

THE CAPITAL        The CAPITAL APPRECIATION PORTFOLIO holds a statistical sam-
APPRECIATION       ple of the stocks included in the Russell 1000 Index. The
PORTFOLIO          sampling technique emphasizes stocks with low dividend
EMPHASIZES         yields. Because of this low dividend bias and management
COMMON STOCKS      techniques used to minimize the realization of capital
WITH LOW           gains, returns from the Portfolio will differ from the Rus-
DIVIDEND YIELDS    sell 1000 Index.

                   The Russell 1000 Index is composed of stocks from the larg-est 1000 U.S. companies. The largest company in the index has a market value of approximately $163 billion; the smallest company's market capitalization is approximately $12 million. The 1000 securities represented, as of Decem-ber 31, 1996, approximately 78% of the market value of all U.S. common stocks.

THE BALANCED       The BALANCED PORTFOLIO will invest 45-50% of its assets in
PORTFOLIO          a statistical sample of the 1000 stocks included in the
INVESTS 45-50%     Russell 1000 Index. This equity portion of the Balanced
OF ITS ASSETS IN   Portfolio will implement investment policies in the same
COMMON STOCK       manner as the Capital Appreciation Portfolio (see above).
                   As of December 31, 1996, the five largest companies in the index were: General Electric (2.7%), Coca-Cola (2.1%),
                   Exxon Corporation (2.0%), Intel Corporation (1.7%) and
                   Merck & Co. (1.6%). The largest industry categories were:
                   financial services (17.6%), technology (12.2%), utilities
                   (11.3%), health care (10.7%) and consumer staples (10.4%).

                   The CAPITAL APPRECIATION and the BALANCED PORTFOLIOS are neither sponsored by nor affiliated with the Frank Russell Company. Frank Russell's only relationship to the Portfo-lios is the licensing of the use of the Russell 1000 Index. Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes.

THE BALANCED       The BALANCED PORTFOLIO invests the remaining 50-55% of its
PORTFOLIO          assets in intermediate-term tax-exempt municipal securities
INVESTS 50-55%     issued by state and local governments and regional govern-
OF ITS ASSETS IN   ment authorities. Municipal securities include both munici-
MUNICIPAL BONDS    pal bonds (those securities with maturities of five years
                   or more) and municipal notes (those securities with maturi-ties of less than five years).

                   Municipal bonds are issued for a wide variety of reasons: to construct public facilities; to obtain funds for operat-ing expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facil-ities. Certain industrial development bonds are also con-sidered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, hous-ing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works.

                   General obligation municipal bonds are secured by the is-suer's pledge of full faith, credit and taxing power. Reve-nue or special tax bonds are payable from the revenues de-rived from a particular facility or, in some cases, from a special excise or other tax, but not from general tax reve-nue. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public is-suer.

                   Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Mu-nicipal notes include tax anticipation notes, bond antici-pation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Demand notes permit an investor (such as the Fund) to demand from the issuer payment of principal plus accrued interest upon a specified number of days' notice.

                   Over time, the correlation between the performance of the Growth and Income Portfolio, the Capital Appreciation Port-folio and the equity portion of the Balanced Portfolio, with their respective benchmarks, is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of a Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the respective target bench-mark.

                   Due to the use of the sampling technique, neither the Capi-tal Appreciation Portfolio or the equity portion of the Balanced Portfolio is expected to track its benchmark index with the same degree of accuracy as evidenced by the high degree of correlation between the Growth and Income Portfo-lio and its benchmark. However, the principal advantage of this technique is to provide an efficient means to invest in the universe of stocks and to emphasize those stocks with low dividend yields. In particular, the three Portfo-lios are expected to provide broad diversification, and should operate at low costs due both to their index-ori-ented approach to portfolio management and low portfolio turnover rate.

EACH PORTFOLIO     When selling securities, each Portfolio will select the
WILL SELECT THE    highest cost shares of the specific security in order to
HIGHEST COST       minimize the realization of capital gains. In certain
SHARES OF A        cases, the highest cost shares may produce a short-term
SECURITY BEING     capital gain. Since, for tax payers in the highest tax
SOLD IN ORDER TO   brackets, short-term capital gains are taxed at higher tax
MINIMIZE THE       rates than long-term capital gains, the highest cost shares
REALIZATION OF     with a long-term holding period may be selected if the re-
CAPITAL GAINS      alization of capital gains is sufficiently small. Addition-
                   ally, each Portfolio may, when prudent, sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains thus reducing capital gains distributions.

EACH PORTFOLIO     The Growth and Income and Capital Appreciation Portfolios
MAY INVEST IN      attempt to remain fully invested in common stocks. The Bal-
SHORT-TERM FIXED   anced Portfolio attempts to remain fully invested in common
INCOME             stocks and municipal securities. The three Portfolios of
SECURITIES         the Fund may invest temporarily in certain short-term fixed income securi-
                   ties for defensive purposes. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                   obligations of the United States Government and its agen-cies or instrumentalities; commercial paper, bank certifi-cates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most com-
                   mon and conventional types of derivative securities are futures and options.

EACH PORTFOLIO     Each Portfolio of the Fund may utilize stock futures con-
MAY USE FUTURES    tracts (bond futures contracts for the bond portion of the
CONTRACTS,         Balanced Portfolio), options, including puts and calls,
OPTIONS AND        warrants, convertible securities and swap agreements to a
WARRANTS,          limited extent. Each Portfolio may use over-the-counter op-
CONVERTIBLE        tions when exchange-traded options do not exist. Specifi-
SECURITIES AND     cally, each Portfolio may enter into futures contracts and
SWAP AGREEMENTS    options provided that not more than 3% of its assets are
                   required as a margin deposit for futures contracts or op-tions and provided that not more than 5% of a Portfolio's assets are invested in futures and options at any time. Ad-ditionally, each Portfolio's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Ex-changes). Futures contracts, options, warrants, convertible securities and swap agreements may be used for several rea-sons: to simulate full investment in the benchmark index while retaining a cash balance for fund management purpos-es, to facilitate the Portfolio management process, or to reduce transaction costs. While each of these instruments can be used as leveraged investments, the Portfolios may not use them to leverage their net assets. Since the Fund seeks to minimize taxable distributions, futures contracts will only be incorporated into the Portfolio to a very lim-ited extent.

FUTURES            The risk of loss associated with futures contracts in some
CONTRACTS,         strategies can be substantial due both to the low margin
OPTIONS,           deposits required and the extremely high degree of leverage
WARRANTS,          involved in futures pricing. As a result, a relatively
CONVERTIBLE        small price movement in a futures contract may result in an
SECURITIES AND     immediate and substantial loss or gain. However, the Port-
SWAP AGREEMENTS    folios will not use futures contracts, options, warrants,
POSE CERTAIN       convertible securities and swap agreements for speculative
RISKS              purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, including puts and calls, warrants, convertible securities and swap agreements by the Portfolios are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid second-ary market for a futures contract and the resulting inabil-ity to close a futures position prior to its maturity date.
                   The risk of imperfect correlation will be minimized by in-vesting only in those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities.
                   The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid sec-ondary market. However options, warrants, convertible secu-rities and swap agreements pur-chased or sold over-the-counter may be less liquid than ex-change-traded securities. Illiquid securities, in general, may not represent more than 15% of the net assets of a Portfolio.

                   Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations there-under, the Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligations to the counterparty. This risk will be mitigated by having the Portfolios invest in the specific asset for which they are obligated to pay a return.

EACH PORTFOLIO     Each Portfolio of the Fund may lend its investment securi-
MAY LEND ITS       ties to qualified institutional investors for either short-
SECURITIES         term or long-term purposes of realizing additional income.
                   Loans of securities by a Portfolio will be collateralized by cash, letters of credit, or securities issued or guaran-teed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Portfolio's net assets.

EACH PORTFOLIO     Each Portfolio of the Fund may own restricted securities to
MAY OWN            a limited extent. Restricted securities are securities
RESTRICTED         which are not freely marketable or which are subject to re-
SECURITIES         strictions upon sale under the Securities Act of 1933. Each
                   Portfolio may invest up to 15% of its net assets in re-stricted securities. (Included within this limit are re-stricted securities and other securities for which price quotations are not readily available.) From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

PORTFOLIO          Although each Portfolio generally seeks to invest for the
TURNOVER IS        long term, the three Portfolios of the Fund retain the
EXPECTED TO BE     right to sell securities irrespective of how long they have
LOW                been held. However, because of the index-oriented invest-
                   ment management approach of the Fund and because of the
                   management techniques employed to reduce the realization of capital gains, it is anticipated that the annual Portfolio turnover rate for the Growth and Income and Capital Appre-
                   ciation Portfolios and the equity portion of the Balanced
                   Portfolio will not exceed 10%. The portion of the Balanced
                   Portfolio which is invested in municipal bonds also retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover rate for the bond portion of the Balanced Portfo-
                   lio will not exceed 40%.
--------------------------------------------------------------------------------

INVESTMENT         The Fund has adopted certain limitations on its investment
LIMITATIONS        practices. Specifically, each Portfolio of the Fund will
                   not:

THE FUND HAS       (a) with respect to 75% of its assets, purchase securities
ADOPTED CERTAIN        of any issuer (except obligations of the U.S.
FUNDAMENTAL            Government and its instrumentalities) if, as a result,
LIMITATIONS            more than 5% of the value of the Portfolio's assets
                       would be invested in the securities of such issuer;

                   (b) with respect to 75% of its assets, purchase more than
                       10% of the voting securities of any issuer;

                   (c) invest more than 25% of its assets in any one industry;
                       and

                   (d) borrow money, except that a Portfolio may borrow from
                       banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of a Portfolio's net assets, the Portfolio will not make any additional investments.

                   These investment limitations are considered at the time in-
                   vestment securities are purchased. The limitations de-
                   scribed here and in the Statement of Additional Information may be changed only with the approval of a majority of a
                   Portfolio's shareholders.
--------------------------------------------------------------------------------
MANAGEMENT OF      The Fund is a member of The Vanguard Group of Investment
THE FUND           Companies, a family of more than 30 investment companies
                   with more than 90 distinct portfolios and total assets in
VANGUARD           excess of $250 billion. Through their jointly- owned sub-
ADMINISTERS AND    sidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund
DISTRIBUTES THE    and the other funds in the Group obtain at cost virtually
FUND               all of their corporate management, administrative and dis-
                   tribution services. Vanguard also provides investment advi-sory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate struc-ture, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the av-erage expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper
                   Analytical Services).

                   The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   Vanguard employs a supporting staff of management and ad-ministrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors of each fund. In addition, each fund bears its own direct ex-penses, such as legal, auditing and custodian fees.

                   Vanguard provides distribution and marketing services to
                   the funds. The funds are available on a no-load basis
                   (i.e., there are no sales commissions or 12b-1 fees). How-
                   ever, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------
INVESTMENT         The Growth and Income and Capital Appreciation Portfolios
ADVISER            and the equity portion of the Balanced Portfolio receive
                   all investment advisory services on an at-cost basis from
VANGUARD MANAGES   VANGUARD'S CORE MANAGEMENT GROUP. The Core Management Group
THE FUND ON AN     also provides investment advisory services to several other
AT-COST BASIS      Vanguard Funds, including Vanguard Index Trust, Vanguard
                   International Equity Index Fund, Vanguard Institutional In-dex Fund, Vanguard Balanced Index Fund, Vanguard Variable
                   Insurance Fund--Equity Index Portfolio, the Aggressive
                   Growth Portfolio of Vanguard Horizon Fund, and a portion of Vanguard/Windsor II and Vanguard/Morgan Growth Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were $57 bil-lion as of December 31, 1996. The Core Management Group is supervised by the Officers of the Fund.

                   In placing portfolio transactions, the Core Management Group uses its best judgment to choose the broker most ca-pable of providing the brokerage services necessary to ob-tain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is rea-sonably determined that more than one broker can offer the services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.

                   The municipal securities portion of the Balanced Portfolio receives all investment advisory services on an at-cost ba-sis from VANGUARD'S FIXED INCOME GROUP. The Group also pro-vides investment advisory services to more than 40 Vanguard money market and bond portfolios, both taxable and tax-ex-empt. Total assets under management by Vanguard's Fixed In-come Group were approximately $79 billion as of December 31, 1996. The Fixed Income Group is supervised by the Offi-cers of the Fund.

                   Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Group since its inception in 1981. Mr MacKinnon is responsible for setting the broad investment strategies employed by the Fund, and for overseeing the portfolio manager who implements those strategies on a day-to-day basis.

                   Christopher M. Ryon, Principal, serves as portfolio manager of the municipal securities portion of the Balanced Portfo-lio. Associated with the Fixed-Income Group since 1985, Mr. Ryon currently manages the Long-Term and Intermediate Term Portfolios of the Vanguard Municipal Bond Fund along with the New York Insured Tax-Free Fund. Previously, he managed the Short-Term and Limited-Term Portfolios of the Vanguard Municipal Bond Fund.

                   The Fixed Income Group manages the investment and reinvest-ment of its portion of the assets of the Balanced Portfolio and continuously reviews, supervises and administers its investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Port-folio is based on: (a) continuing credit analysis of those instruments held in the Portfolio and those being consid-ered for inclusion therein; (b) possible disparities in yield relationships between different fixed income securi-ties; and (c) actual or anticipated movements in the gen-eral level of interest rates.

                   Vanguard's Fixed Income Group places all orders for pur-
                   chases and sales of portfolio securities. Purchases of
                   portfolio securities are made either directly from the is-
                   suer or from municipal securities dealers. The investment
                   management staff may sell portfolio securities prior to
                   their maturity if circumstances and considerations warrant and if it believes such dispositions advisable. The staff
                   seeks to obtain the best available net price and most fa-
                   vorable execution for the portfolio transactions. The full range and quality of brokerage services are considered in
                   making these determinations.
--------------------------------------------------------------------------------
DIVIDENDS,         While the Fund seeks to minimize taxable distributions,
CAPITAL GAINS      each Portfolio of the Fund may be expected to earn and dis-
AND TAXES          tribute taxable income and may also be expected to realize and distribute capital gains from time to time. The Fund
TWO PORTFOLIOS     distributes substantially all of its net investment income
PAY DIVIDENDS      in the form of dividends. The Growth and Income and Bal-
QUARTERLY, ONE     anced Portfolios pay dividends quarterly from ordinary in-
PORTFOLIO PAYS     come, while the Capital Appreciation Portfolio pays annual
DIVIDENDS          dividends. For all three Portfolios, net capital gains, if
ANNUALLY           any, are distributed annually.

                   A Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                   In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, a Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfo-lio and received by shareholders on December 31 of the prior year.

                   Each Portfolio of the Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that each Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Growth and Income Portfolio, the Capital Appreciation Portfolio, and the equity portion of the Balanced Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corpo-rate investors, dividends from net investment income will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

THE BALANCED       In addition, the Balanced Portfolio intends to invest a
PORTFOLIO          sufficient portion of its assets in municipal bonds and
INTENDS TO PAY     notes so that it will qualify to pay "exempt-interest divi-
TAX-EXEMPT         dends" to shareholders. Such exempt-interest dividends dis-
DIVIDENDS          tributed to shareholders are excluded from a shareholder's gross income for federal tax purposes. The Revenue Recon-ciliation Act enacted during 1993 provides that market dis-count on tax-exempt bonds, purchased after April 30, 1993 must be taxed as ordinary income. Accordingly, to the ex-tent that the Fund purchases such discounted securities taxable income may result. Taxable income will also result from the Portfolio's equity investments.

                   In addition, any capital loss realized from municipal secu-rities held for six months or less is disallowed to the ex-tent of tax-exempt dividend income received. In other words, if you held shares in a Portfolio for six months or less, and sold those shares (or a portion of those shares) at a loss, the capital loss you report is reduced by the tax-exempt dividends paid by these shares.

                   Tax-exempt dividends from a Portfolio, capital gains dis-tributions from a Portfolio, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, some states al-low shareholders to exclude from state income tax that por-tion of a Portfolio's tax-exempt income that is attribut-able to municipal securities issued within the sharehold-er's own state. To assist shareholders of these states, the Fund will provide a breakdown of each Portfolio's tax-ex-empt interest income on a state-by-state basis at year-end.

                   Up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Balanced Portfolio, is used to calculate the portion of Social Security benefits that is taxed.

EACH PORTFOLIO     Distributions paid by a Portfolio from long-term or short-
IS MANAGED IN      term capital gains, whether received in cash or reinvested
ORDER TO           in additional shares, are taxable as long-term or short-
MINIMIZE THE       term capital gains, regardless of the length of time you
REALIZATION OF     have owned shares in the Portfolio. Capital gains distribu-
CAPITAL GAINS      tions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year. Each
                   Portfolio is managed in order to minimize the amount of capital gains realized during a particular year. However, the realization of capital gains is not entirely within the Fund's control and is dependent on shareholder purchase and redemption activity. Capital gains distributions may vary considerably from year-to-year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                   Note that if you elect to receive capital gains distribu-tions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribu-tion, regardless of whether you are reinvesting your dis-tributions or receiving them in cash.

                   The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by each Port-folio.

A CAPITAL GAIN     A sale of shares of a Portfolio is a taxable event, and may
OR LOSS MAY BE     result in a capital gain or loss. A capital gain or loss
REALIZED UPON      may be realized from an ordinary redemption of shares or an
EXCHANGE OR        exchange of shares between two mutual funds (or two portfo-
REDEMPTION         lios of the same fund).

                   Dividend distributions, capital gain distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   Each Portfolio of the Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemp-tions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Reg-istration Form your proper Social Security or Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

                   The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolios are exempt from Pennsylvania personal property taxes.

                   The tax discussion set forth on pages 20, 21 and this page is included for general information only. Prospective in-
                   vestors should consult their own tax advisers concerning
                   the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------
THE SHARE PRICE    Each Portfolio's share price or "net asset value" per share
OF EACH            is calculated by dividing the total assets of the Portfo-
PORTFOLIO          lio, less all liabilities, by the total number of shares
                   outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m.
                   Eastern time) on each day the Exchange is open for trading.

                   Portfolio securities that are listed on a securities ex-change are valued at the last quoted sales price on the day the valuation is made. Price information on listed securi-ties is taken from the exchange where the security is pri-marily traded. Securities which are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and ask prices. For the Growth and Income Portfolio, unlisted securities are valued at the latest quoted bid price. For the Capital Appreciation Port-folio and the equity portion of the Balanced Portfolio, un-listed securities are valued at the mean of the bid and ask prices. Short-term instruments (those with remaining matu-rities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value. Equity securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such secu-rities. Equity securities for which no current quotations are readily available are valued at fair market value as determined in good faith by the Board of Directors.

                   When approved by the Board of Directors, bonds and other fixed income securities of the Balanced Portfolio may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (Since the majority of municipal bond issues do not trade each day, current prices are gen-erally not available for many securities. In estimating a security's price, a pricing service takes into account insti-tutional-size trading in similar groups of securities and any developments related to specific securities.) The meth-ods used by the pricing service and the valuations so es-tablished are reviewed by the officers of the Fund under policies determined by the Directors. There are a number of pricing services available and the Directors, as part of an ongoing evaluation of these services, may authorize the use of other pricing services or discontinue the use of any service in whole or in part.

                   Securities not priced in this manner are priced at the most recent quoted bid price provided by investment dealers. Other assets and securities for which no quotations are readily available will be valued in good faith at their fair value using methods determined by the Directors.

                   Each Portfolio's share price can be found daily in the mu-
                   tual fund listings of most major newspapers under the head-
                   ing of Vanguard Group.
--------------------------------------------------------------------------------
GENERAL            The Fund is organized as a Maryland corporation. The Arti-
INFORMATION        cles of Incorporation permit the Directors to issue
                   750,000,000 shares of common stock with a $.001 par value.
                   The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of three series.

                   The shares of each series are fully paid and non-assessa-ble; have no preference as to conversion, exchange, divi-dends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Annual meetings of shareholders will not be held except as required by the In-vestment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Di-rector or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by Chase Manhattan Bank,
                   New York, NY. CoreStates Bank, N.A., Philadelphia, PA,
                   holds daily cash balances that are used by the Fund's Port-folios to invest in repurchase agreements or securities ac-quired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Divi-dend Disbursing Agent. Price Waterhouse LLP, serves as in-dependent accountants for the Fund and will audit its fi-nancial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN         You may open an account, either by mail or wire. Simply
ACCOUNT AND        complete and return an Account Registration Form and any
PURCHASING         required legal documentation, indicating the amount you
SHARES             wish to invest. Your purchase must be equal to or greater
                   than the $10,000 minimum initial investment requirement for each Portfolio. If you need assistance with the forms or have any questions about the Fund, please call our Investor
                   Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associ-ations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need. The Fund is not appropriate for Individual Retirement
                   Accounts (IRAs) and other types of tax-deferred retirement plans.

IMPORTANT NOTE     Shares of each Portfolio are purchased at the next-deter-
ON EXPENSES        mined net asset value per share after your investment has
                   been received. Potential investors should note that a 2% fee is charged on redemptions and exchanges out of all Portfolios of shares held for less than one year and a 1% fee is charged on redemptions and exchanges of shares held at least one but less than five years. In the event of an early redemption due to a shareholder's death, all redemp-tion fees will be waived. In order to substantiate the death, a certified copy of the death certificate must be provided. Please see "Fund Expenses" for more information.
                   The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE           (1) Because of the risks associated with common stock in-
RESTRICTIONS           vestments, the Fund is intended to be a long-term in-
                       vestment vehicle and is not designed to provide invest-ors with a means of speculating on short-term market movements. Consequently, each Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. Each Portfolio also reserves the right to suspend the offering of shares for a period of time.

                   (2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

ADDITIONAL         Subsequent investments to regular accounts may be made by
INVESTMENTS        mail ($100 minimum), wire ($1,000 minimum), written ex-
                   change from another Vanguard Fund account ($100 minimum),
                   or Vanguard Fund Express. However, the Fund reserves the
                   right to reject any specific purchase request, whether it
                   be made by check, wire, exchange from another Vanguard Fund account, or Vanguard Fund Express.
                   ------------------------------------------------------------

                                               ADDITIONAL INVESTMENTS
                         NEW ACCOUNT            TO EXISTING ACCOUNTS

PURCHASING BY      Please include the          Additional investments
MAIL Complete      amount of your initial      should include the In-
and sign the       investment and indi-        vest-by-Mail remit-
enclosed Account   cate the Portfolio(s)       tance form attached to
Registration       you have selected on        your Fund confirmation
Form               the registration form,      statements. Please
                   make your check pay-        make your check pay-
                   able to The Vanguard        able to The Vanguard
                   Group--(Portfolio Num-      Group--(Portfolio Num-
                   ber), see below for         ber), see below for
                   the appropriate port-       the appropriate port-
                   folio number, and mail      folio number, write
                   to:                         your account number on
                                               your check and, using
                   VANGUARD FINANCIAL          the return envelope
                   CENTER P.O. BOX 2600        provided, mail to the
                   VALLEY FORGE, PA            address indicated on
                   19482-2600                  the Invest-by-Mail
                                               Form.

For express or     VANGUARD FINANCIAL          All requests should be
registered mail,   CENTER 455 DEVON PARK       mailed to one of the
send to:           DRIVE WAYNE, PA 19087-      addresses indicated
                   1815                        for new accounts. Do
                                               not send registered or
                                               express mail to the
                                               post office box ad-
                                               dress.

                   VANGUARD TAX-MANAGED FUND:
                   Growth and Income Portfolio--101
                   Capital Appreciation Portfolio--102
                   Balanced Portfolio--103
                   ------------------------------------------------------------
PURCHASING BY                 CORESTATES BANK, N.A.
WIRE                          ABA 031000011
Money should be               CORESTATES NO. 01019897
wired to:                     ATTN VANGUARD

BEFORE WIRING:                VANGUARD TAX-MANAGED FUND
Please contact                NAME OF PORTFOLIO
our Client                    ACCOUNT NUMBER
Services                      ACCOUNT REGISTRATION
Department
(1-800-662-2739)   You should notify our Client Services Department of your
                   intended wire purchase, including the Federal wire number
                   to be used, by 12:00 noon (Eastern time). To assure proper receipt, please be sure your bank includes the Portfolio
                   name, the account number Vanguard has assigned to you and
                   the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Banks are open for business.
                   ------------------------------------------------------------

PURCHASING BY      You may open a new account or purchase additional shares by
EXCHANGE (from a   making an exchange from an existing Vanguard account. How-
Vanguard           ever, the Fund reserves the right to refuse any exchange
account)           purchase request. Call our Client Services Department (1-
                   800-662-2739). The new account will have the same registra-
                   tion as the existing account.
                   ------------------------------------------------------------
PURCHASING BY      The Fund Express Special Purchase option lets you move
FUND EXPRESS       money from your bank account to your Vanguard account on an
                   "as needed" basis. Or if you choose the Automatic Invest-
Special Purchase   ment option, money will be moved automatically from your
and Automatic      bank account to your Vanguard account on the schedule
Investment         (monthly, bimonthly [every other month], semiannually, or
                   annually) you select. To establish these Fund Express op-
                   tions, please provide the appropriate information on the
                   Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks be-
                   fore using the service.
--------------------------------------------------------------------------------
CHOOSING A         You must select one of three distribution options:
DISTRIBUTION
OPTION             1. AUTOMATIC REINVESTMENT OPTION--Both dividends and capi-
                      tal gains distributions will be reinvested in additional shares. This option will be selected for you automati-cally unless you specify one of the other options.

                   2. CASH DIVIDEND OPTION--Your dividends will be paid in
                      cash and your capital gains will be reinvested in addi-tional shares.

                   3. ALL CASH OPTION--Both dividend and capital gains distri-
                      butions will be paid in cash.

                   You may change your option by calling our Client Services Department (1-800-662-2739).

                   In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund ac-
                   count is available. Please call our Client Services Depart-
                   ment (1-800-662-2739) for information. You may also elect
                   Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automati-
                   cally to your bank account. Please see "Other Vanguard
                   Services" for more information.
--------------------------------------------------------------------------------
TAX CAUTION        Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders.
INVESTORS SHOULD   These distributions are made to all shareholders who own
ASK ABOUT THE      Fund shares as of the distribution's record date, regard-
TIMING OF          less of how long the shares have been owned. Purchasing
CAPITAL GAINS      shares just prior to the record date could have a signifi-
AND DIVIDEND       cant impact on your tax liability for the year. For exam-
DISTRIBUTIONS      ple, if you purchase shares immediately prior to the record
BEFORE INVESTING   date of a sizable capital gain or taxable income dividend
                   distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short pe-riod of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution--the amount of the distri-bution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about po-
                   tential distributions before investing. Each Portfolio's
                   annual capital gains are normally distributed in December.
                   Income dividends for the Growth and Income and Balanced
                   Portfolios are generally paid quarterly in March, June,
                   September and December, while income dividends for the Cap-
                   ital Appreciation Portfolio are generally paid annually in
                   December. For additional information on distributions and
                   taxes, see the section titled "Dividends, Capital Gains and
                   Taxes."
--------------------------------------------------------------------------------
IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        your account is to select the options you desire when you
                   complete your Account Registration Form. IF YOU WISH TO ADD
ESTABLISHING       OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDI-
OPTIONAL           TIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL
SERVICES           OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER
                   ASSISTANCE.

SIGNATURE          For our mutual protection, we may require a signature guar-
GUARANTEES         antee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE GUARANTEE CAN-
                   NOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES       Share certificates will not be available for the Fund.

BROKER/DEALER      If you purchase shares in Vanguard Funds through a regis-
PURCHASES          tered broker-dealer or investment adviser, the broker-
                   dealer or adviser may charge a service fee.

CANCELLING         The Fund will not cancel any trade (e.g., purchase, ex-
TRADES             change or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC         If you would prefer to receive a prospectus for the Fund or
PROSPECTUS         any of the Vanguard Funds in an electronic format, please
DELIVERY           call 1-800-231-7870 for additional information. If you
                   elect to do so, you may also receive a paper copy of the
                   prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------
WHEN YOUR          Your trade date is the date on which your account is cred-
ACCOUNT WILL BE    ited. If your purchase is made by check, Federal Funds wire
CREDITED           or exchange, and is received by the close of regular trad-
                   ing on the New York Stock Exchange (generally 4:00 p.m.
                   Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Shares of the Growth and Income, Capital Appreciation, and Balanced Port-folios are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a
                   foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent
                   bank. The name of the U.S. correspondent bank must be
                   printed on the face of the foreign check.
--------------------------------------------------------------------------------
SELLING YOUR       You may withdraw any portion of the funds in your account
SHARES             by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption
                   proceeds are normally mailed within two business days after the receipt of the request in Good Order.
                   ------------------------------------------------------------

IMPORTANT NOTE     A redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds if shares held for less than one year are redeemed. A redemption fee of 1% of the value of shares redeemed will be deducted from the re-
                   demption proceeds if shares held for at least one year but less than five years are redeemed. These fees are paid di-
                   rectly to the Portfolio. Please see "Fund Expenses" for
                   more information.
                   ------------------------------------------------------------
SELLING BY MAIL    Requests should be mailed to VANGUARD FINANCIAL CENTER,
                   VANGUARD TAX-MANAGED FUND, P.O. BOX 1120, VALLEY FORGE, PA
                   19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Tax-Managed Fund,
                   455 Devon Park Drive, Wayne, PA 19087.)

                   The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                   ------------------------------------------------------------
DEFINITION OF      GOOD ORDER means that the request includes the following:
GOOD ORDER
                   1. The account number and Portfolio name.
                   2. The amount of the transaction (specified in dollars or
                      shares).
                   3. Signatures of all owners EXACTLY as they are registered on the account.
                   4. Any required signature guarantees.
                   5. Other supporting legal documentation that might be re-
                      quired, in the case of estates, corporations, trusts and certain other accounts.

                   IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS
                   TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT
                   (1-800-662-2739).
                   ------------------------------------------------------------
SELLING BY         To sell shares by telephone, you or your pre-authorized
TELEPHONE          representative may call our Client Services Department at
                   1-800-662-2739. The proceeds will be sent to you by mail.
                   PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your ac-
                   count. An expedited address change is one that is made by
                   telephone, by Vanguard Online, or, in writing, without the signatures of all account owners. Please see "Important In-
                   formation About Telephone Transactions."
                   ------------------------------------------------------------
SELLING BY FUND    With the Fund Express Automatic Withdrawal option, money
EXPRESS            will be automatically moved from your Vanguard Fund account to your bank account according to the schedule you have se-
Automatic          lected. The Special Redemption option lets you move money
Withdrawal and     from your Vanguard account to your bank account on an "as
Special            needed" basis. You may elect Fund Express on the Account
Redemption         Registration Form or call our Investor Information Depart-
                   ment (1-800-662-7447) for a Fund Express application.
                   ------------------------------------------------------------
SELLING BY         You may sell shares by making an exchange to another Van-
EXCHANGE           guard Fund account. Exchanges to or from non-retirement in-
                   vestments in the following funds may only be made by mail:
                   VANGUARD BALANCED INDEX FUND, VANGUARD INDEX TRUST, VAN-
                   GUARD REIT INDEX PORTFOLIO, VANGUARD INTERNATIONAL EQUITY
                   INDEX FUND AND VANGUARD GROWTH & INCOME PORTFOLIO OF THE
                   QUANTITIVE PORTFOLIOS. Please see "Exchanging Your Shares"
                   for details.
--------------------------------------------------------------------------------

TAX CAUTION        When redeeming or exchanging shares of the Fund, you may
                   realize taxable capital gains.
                   ------------------------------------------------------------
IMPORTANT          Shares purchased by check or Fund Express may be redeemed
REDEMPTION         at any time. However, your redemption proceeds will not be
INFORMATION        paid until payment for the purchase is collected, which may take up to ten calendar days.
                   ------------------------------------------------------------
DELIVERY OF        Redemption requests received by telephone prior to the
REDEMPTION         close of the New York Stock Exchange (generally 4:00 p.m.
PROCEEDS           Eastern time) are processed on the day of receipt and the
                   redemption proceeds are normally sent on the following business day.

                   Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                   Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as de-scribed above in "Important Redemption Information."

                   If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                   If the Board of Directors determines that it would be det-
                   rimental to the best interests of the Fund's remaining
                   shareholders to make payment in cash, the Fund may pay re-
                   demption proceeds in whole or in part by a distribution in kind of readily marketable securities.
                   ------------------------------------------------------------
VANGUARD'S         If you make a redemption from a qualifying account, Van-
AVERAGE COST       guard will send you an Average Cost Statement which pro-
STATEMENT          vides you with the tax basis of the shares you redeemed.
                   Please see "Statements and Reports" for additional informa-
                   tion.
                   ------------------------------------------------------------
MINIMUM ACCOUNT    Due to the relatively high cost of maintaining smaller ac-
BALANCE            counts, the Fund reserves the right to redeem shares in any
REQUIREMENT        account that is below $10,000. It is the Fund's current
                   policy that, at any time your total investment in the
                   Growth and Income, Capital Appreciation, or Balanced Port-
                   folios falls below $10,000 you may be notified that the
                   value of your account is below the Portfolio's minimum ac-
                   count balance requirement. You would then be allowed 60
                   days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the share-
                   holder.
--------------------------------------------------------------------------------

EXCHANGING YOUR    Should your investment goals change, you may exchange your
SHARES             shares of Vanguard Tax-Managed Fund for those of other
                   available Vanguard Funds.
                   ------------------------------------------------------------
IMPORTANT NOTE     A redemption fee of 2% of the value of shares exchanged out will be deducted from the exchange proceeds if shares held for less than one year are exchanged. A redemption fee of
                   1% of the value of shares exchanged out will be deducted
                   from exchange proceeds if shares held at least one year but less than five years are exchanged. These fees are paid di-
                   rectly to the Portfolios.
--------------------------------------------------------------------------------
EXCHANGING BY      When exchanging shares by telephone, please have ready the
TELEPHONE          Portfolio name, account number, Social Security number or
                   Employer Identification number listed on the account, and
Call               exact name and address in which the account is registered.
Client Services    Only the registered shareholder may complete such an ex-
(1-800-662-2739)   change. Requests for telephone exchanges received prior to the close of the regular trading on the New York Stock Ex-
                   change (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received af-
                   ter the close of regular trading on the Exchange are proc-
                   essed the next day. TELEPHONE EXCHANGES ARE NOT ACCEPTED
                   INTO OR FROM NON-RETIREMENT INVESTMENTS IN THE VANGUARD
                   BALANCED INDEX FUND, VANGUARD INDEX TRUST, VANGUARD REIT
                   INDEX PORTFOLIO, VANGUARD INTERNATIONAL EQUITY INDEX FUND
                   AND VANGUARD QUANTITATIVE PORTFOLIOS. If you experience
                   difficulty in making a telephone exchange, your exchange
                   request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date
                   received by Vanguard provided the request is received in
                   Good Order.
                   ------------------------------------------------------------
EXCHANGING BY      Please be sure to include on your exchange request the name
MAIL               and account number of your current Portfolio, the name of
                   the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                   holders. Send your request to VANGUARD FINANCIAL CENTER,
                   VANGUARD TAX-MANAGED FUND, P.O. BOX 1120, VALLEY FORGE, PA
                   19482. (For express or registered mail, send your request
                   to Vanguard Financial Center, Vanguard Tax-Managed Fund,
                   455 Devon Park Drive, Wayne, PA 19087.)
                   ------------------------------------------------------------
IMPORTANT          Before you make an exchange, you should consider the fol-
EXCHANGE           lowing:
INFORMATION
                   . Please read the Fund's prospectus before making an ex-
                     change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                   . An exchange is treated as a redemption and a purchase.
                     Therefore, you could realize a taxable gain or loss on the transaction.

                   . Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.

                   . The shares to be exchanged must be on deposit and not
                     held in certificate form.

                   . New accounts are not currently accepted in the
                     Vanguard/Windsor Fund.

                   . The redemption price of shares redeemed by exchange is
                     the net asset value next determined after Vanguard has received all required documentation in Good Order.

                   . When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                   Every effort will be made to maintain the exchange privi-lege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------
EXCHANGE           The Fund's exchange privilege is not intended to afford
PRIVILEGE          shareholders a way to speculate on short-term movements in
LIMITATIONS        the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive ex-change activity.

                   Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST
                   30 DAYS APART) from a Portfolio of the Fund during any
                   twelve-month period. Notwithstanding these limitations, the
                   Fund reserves the right to reject any purchase request (in-
                   cluding exchange purchases from other Vanguard portfolios)
                   that is reasonably deemed to be disruptive to efficient
                   portfolio management.
--------------------------------------------------------------------------------
IMPORTANT          The ability to initiate redemptions (except wire redemp-
INFORMATION        tions) by telephone is automatically established on your
ABOUT TELEPHONE    account unless you request in writing that telephone trans-
TRANSACTIONS       actions on your account not be permitted.

                   To protect your account from losses resulting from unautho-rized or fraudulent telephone instructions, Vanguard ad-heres to the following security procedures:

                   1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and ad-dress used in the registration; and (iv) the Social Secu-rity or employer identification number listed on the ac-count.

                   2. PAYMENT POLICY. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                   Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by tele-phone, provided that reasonable security procedures have been followed. Vanguard believes that the security proce-dures described above are reasonable, and that if such pro-cedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone trans-actions on your account.
--------------------------------------------------------------------------------

TRANSFERRING       You may transfer the registration of any of your Fund
REGISTRATION       shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                   VALLEY FORGE, PA 19482 ATTENTION: TRANSFER DEPARTMENT. The
                   request must be in Good Order. To obtain a transfer form
                   and full instructions, please call our Client Services De-
                   partment (1-800-662-2739).
--------------------------------------------------------------------------------
STATEMENTS AND     Vanguard will send you a confirmation statement each time
REPORTS            you initiate a transaction in your account except for
                   checkwriting redemptions from Vanguard money market ac-counts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                   Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.

                   Vanguard's Average Cost Statement provides you with the av-
                   erage cost of shares redeemed from your account during the calendar year, using the average cost single category meth-
                   od. This service is available for most taxable accounts
                   opened since January 1, 1986. In general, investors who re-
                   deemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their
                   Portfolio Summary Statement. Please call our Client Serv-
                   ices Department (1-800-662-2739) for information.
--------------------------------------------------------------------------------
OTHER VANGUARD     For more information about any of these services, please
SERVICES           call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT    With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE    ment checks (including Social Security and military pension checks) and private payroll checks may be automatically de-posited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Govern-ment and private payroll checks.

VANGUARD           Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC          money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE   instance, the service can be used to "dollar-cost average"
                   from a money market portfolio into a stock or bond fund.
                   Please contact our Client Services Department at 1-800-662-
                   2739 for additional information.

VANGUARD FUND      Vanguard's Fund Express allows you to transfer money be-
EXPRESS            tween your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund
                   Express application.

                   Special rules govern how your Fund Express purchases or re-demptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Van-guard Funds. For more information, please refer to the Van-guard Fund Express brochure.

VANGUARD           Vanguard's Dividend Express allows you to transfer your
DIVIDEND EXPRESS   dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's
                   payable date, to your account at a bank, savings and
                   loan association, or a credit union that is a member of the
                   Automated Clearing House (ACH) system. You may elect this
                   service on the Account Registration Form or call the In-
                   vestor Information Department (1-800-662-7447) for a Van-
                   guard Dividend Express application.
--------------------------------------------------------------------------------
VANGUARD           Vanguard's Tele-Account is a convenient, automated service
TELE-ACCOUNT       that provides share price, price change and yield quota-
                   tions on Vanguard Funds through any TouchTone (TM) tele-
                   phone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment, as well as re-
                   quest telephone exchanges and check redemptions. To contact
                   Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-
                   800-662-6273). A brochure offering detailed operating in-
                   structions is available from our Investor Information De-
                   partment (1-800-662-7447).
--------------------------------------------------------------------------------

COMPUTER ACCESS

VANGUARD ON THE    Vanguard sponsors an education-oriented website offering
WORLD WIDE WEB     news and information about Vanguard Funds and services, as
http:/www.         well as interactive, easy-to-use investment planning tools.
    vanguard.com

VANGUARD ONLINE    Vanguard Online allows you to obtain information via your
KEYWORD:           personal computer on Fund share price, yield, and total re-
vanguard           turn. Vanguard Online is offered through America Online
                   (AOL). To establish an AOL account, call 1-800-238-6336.

--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

[LOGO OF VANGUARD
TAX-MANAGED FUND APPEARS HERE]

-----------------

THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
  DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES
  DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR
  24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATION
  SERVICE FOR THE
  HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482




                 [LOGO OF THE VANGUARD GROUP(R) APPEARS HERE]

P087

                                    PART B

                        VANGUARD TAX-MANAGED FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 25, 1997

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 25, 1997). To obtain this Prospec-tus, please call the Investor Information Department:

                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   1
Purchase of Shares.........................................................   6
Redemption of Shares.......................................................   6
Investment Limitations.....................................................   7
Management of the Fund.....................................................   9
The Vanguard Group.........................................................  10
Portfolio Transactions.....................................................  12
Performance Measures.......................................................  13
Description of Shares and Voting Rights....................................  17
Yield and Total Return.....................................................  17
Financial Statements.......................................................  17
Appendix A--Description of Municipal Bonds and their Ratings...............  18

                       INVESTMENT OBJECTIVE AND POLICIES

  The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:

REPURCHASE AGREEMENTS

  Each Portfolio of the Fund may invest in repurchase agreements with commer-cial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying in-strument. In these transactions, the securities acquired by the Portfolio (in-cluding accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor a Portfo-lio's repurchase agreement transactions generally and will establish guide-lines and standards for review by the investment adviser of the creditworthi-ness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 15% of a Portfolio's net assets, at the time of investment, will be invested in repurchase agreements having matu-rities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quota-tions. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorga-nization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying secu-rity and may be deemed an unsecured creditor of the other party to the agree-ment. While each Portfolio's management acknowledges these risks, it is ex-pected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

  Each Portfolio of the Fund may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Com-pany Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral con-sisting of cash, an irrevocable letter of credit or securities issued or guar-anteed by the United States Government having a value at all times not less than 100 percent of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio re-ceive reasonable interest on the loan (which may include the Portfolio's in-vesting any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Portfolio of the Fund will not lend securities if, as a result, the ag-gregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Fund will comply with all other applica-ble regulatory requirements, including the rules of the New York Stock Ex-change, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days.

RESTRICTED SECURITIES

  Each Portfolio of the Fund may invest in restricted securities (privately-placed debt securities) and other securities which are not readily marketable, but will not acquire such securities if as a result they, together with the aggregate of other securities for which no quotations are readily available, would comprise more than 15% of the value of the Portfolio's net assets.

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than pre-vailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted se-curities, a Portfolio should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted secu-rities, the Portfolio will take appropriate steps to protect liquidity.

  Restricted securities are securities which are not freely marketable or which are subject to restrictions upon sale under the Securities Act of 1933. The Portfolios may invest up to 15% of their assets in restricted securities. (Included within this limit are restricted securities and other securities for which price quotations are not readily available). Pursuant to Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for such securities held by any of these three Portfolios, the Fund intends to treat such securities as liquid securities, in accordance with procedures ap-proved by the Fund's Board of Directors.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS

  Each Portfolio of the Fund may enter into futures contracts, options, and options on futures contracts, warrants, convertible securities and swap agree-ments for several reasons: to simulate full investment in the benchmark secu-rities while retaining a cash balance for Fund management purposes, to facili-tate the portfolio management process or to reduce transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to matu-rity date and underlying financial instrument or index are traded on national futures exchanges. Futures exchanges and trading are regulated under the Com-modity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segre-gated at the Fund's custodian bank to the extent required by law.

  Bond futures contracts by their terms call for actual delivery or acceptance of the underlying securities; in most cases the contracts are closed out be-fore the settlement date without the making or taking of delivery. Equity futures contracts and municipal bond futures contracts settle in cash and do not call for actual delivery or acceptance of the underlying securities. Clos-ing out an open futures position is done by taking an opposite position ("buy-ing" a contract which has previously been "sold," or "selling" a contract pre-viously purchased) in an identical contract to terminate the position. Broker-age commissions are incurred when a futures contract is bought or sold.

  Futures traders are required to make a good faith margin deposit in cash or government or municipal securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Mini-mal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

  After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the con-tract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

  Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavor-able changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures con-tracts only for bona fide hedging purposes.

  Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities or other futures con-tracts it owns against price declines or purchase contracts to protect against an increase in the price of securities or other futures contracts it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures con-tract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by a Portfolio upon sale of open futures contracts.

  Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this expo-sure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

  Each Portfolio of the Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin de-posits on open contracts exceeds 3% of the market value of each Portfolio's total assets. In addition the Portfolios will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts would exceed 5% of each Portfolio's total assets. The Fund will maintain 100% of the amount of any obligations under any futures transac-tions in cash or cash equivalent in a segregated account at its custodian bank.

RISK FACTORS IN FUTURES TRANSACTIONS

  Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assur-ance that a liquid secondary market will exist for any particular futures con-tract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

  A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

  The risk of loss in trading futures contracts in some strategies can be sub-stantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and sub-stantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Ad-viser does not believe that the Portfolio is subject to the risks of loss fre-quently associated with futures transactions. The portfolio will maintain a cash pool equivalent to the value of the futures contract, so the futures will not be leveraged. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

  Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures con-tracts have different maturities than the portfolio secu-rities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its port-folio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, invest-ments in futures and options involve the risk that the investment adviser will incorrectly predict stock market and interest rate trends.

  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfa-vorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

  A Portfolio is required for Federal income tax purposes to recognize as in-come for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually re-alized during the year. In most cases, any gain or loss recognized with re-spect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are in-tended to hedge against a change in the value of securities held by the Port-folio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of se-curities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In or-der to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures con-tracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

  A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures trans-actions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the distributions.

NON-INVESTMENT GRADE PURCHASES

  The Balanced Portfolio will invest 50-55% of its assets in intermediate-term municipal securities which provide interest exempt from federal income taxes. No more than 5% of the municipal securities of the Portfolio may be sub-investment grade or unrated. Such securities may be rated as low as C by Moody's Investor Services, Inc. ("Moody's") or CC by Standard & Poor's Corporation ("Standard & Poor's") or comparable unrated se-curities as determined by the adviser. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as sub-investment grade se-curities. Such securities are considered speculative by the major credit rat-ing agencies.

  Credit quality in the sub-investment grade bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully re-flect the actual risks posed by a particular sub-investment grade security. For these reasons, it is the Portfolio's policy not to rely primarily on rat-ings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Portfolio adviser's own independent and ongoing review of credit quality.

  When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in the secondary market for sub-investment grade bonds may be-come thin and market liquidity may be significantly reduced. Even under normal conditions, the market for sub-investment grade bonds may be less liquid than the market for investment grade bonds. There are fewer securities dealers in the sub-investment grade or high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and insti-tutional investors.

MUNICIPAL LEASE OBLIGATIONS

  Each Portfolio of the Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the supervision of the Fund's Board of Trustees, the Fixed Income Group may determine to treat cer-tain municipal lease obligations as liquid, and therefore not subject to the Fund's 15% limit on illiquid securities. The factors that Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the will-ingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

                              PURCHASE OF SHARES

  Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restriction on initial and subsequent investments for certain accounts such as Uniform Gifts/Transfers to Minors Act Accounts or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Ex-change Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

  The Fund has made an election with the Commission to pay in cash all redemp-tions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily market-able investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimen-tal to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus un-der "The Share Price of Each Portfolio" and a redeeming shareholder would nor-mally incur brokerage expenses if he converted these securities to cash.

  A redemption fee of 2% of the value of a Portfolio's shares redeemed will be deducted from the redemption proceeds if shares held for less than one year are redeemed. A redemption fee of 1% of the value of shares redeemed will be deducted from the redemption proceeds if shares held for at least one year but less than five years are redeemed. These fees are paid directly to the Fund. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. In the event of an early redemption due to a shareholder's death, all redemption fees will be waived. In order to substantiate the death, a certified copy of the death cer-tificate must be provided.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Vanguard from fraud, signature guaran-tees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNER(S), AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS.

  A guarantor must be a bank, broker, or any other guarantor that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

  The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                            INVESTMENT LIMITATIONS

  The Fund is subject to the following limitations which may not be changed with respect to a particular Portfolio without the approval of at least a ma-jority of the outstanding voting securities (as defined in the Investment Com-pany Act of 1940) of that Portfolio. A Portfolio will not:

    (1) Invest in commodities or commodity contracts or purchase or sell real estate, although it may purchase and sell marketable securities of compa-nies which deal in real estate or interests therein; except that it may in-vest in stock and bond futures contracts, options and options on futures contracts to the extent that not more than 3% of its assets are required as deposit margin for futures contracts and not more than 5% of its assets are invested in such instruments at any time;

    (2) Lend money to any person except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its portfolio securities as provided under "Lending of Securities";

    (3) Purchase securities on margin or sell securities short, except as specified above in (1);

    (4) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States govern-ment and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

    (5) Borrow money, except from banks (or through reverse repurchase agree-ments), for temporary or emergency (not leveraging) purposes, and then in an amount not exceeding 15% of the value of the Portfolio's net assets (in-cluding the amount borrowed and the value of any outstanding reverse repur-chase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;

    (6) Pledge, mortgage or hypothecate the Portfolio's assets to an extent greater than 15% of the value of its total assets;

    (7) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of Portfolio securities;

    (8) Enter into repurchase agreements maturing in more than seven days, purchase restricted securities or invest in any other illiquid securities (including the Fund's investment in the Vanguard Group, Inc., as described in the section entitled "Management of the Fund") if, as a result thereof, more than 15% of the net assets of the Fund would be invested in such as-sets.

    (9) Invest for the purpose of controlling management of any company;

    (10) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets ap-proved by the Fund's shareholders or otherwise to the extent permitted by
  Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund; and

    (11) Concentrate its investments in a particular industry, although it may invest up to 25% of the Portfolio's total assets (taken at value) in the securities of issuers, all of which conduct their principal business activities in the same industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, and (ii) utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate indus-try.

  Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it will not in-vest in interests in oil, gas or other mineral exploration or development pro-grams. The Fund does not intend to invest in securities of other investment companies except to the extent that a closed-end investment company is in-cluded in either index tracked by the Portfolios.

  The above-referenced investment limitations are considered at the time that portfolio securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Fund and other investment companies. See "MANAGEMENT OF THE FUND."

  Each Portfolio may not purchase or retain securities of an issuer if an of-ficer or director of such issuer is an officer or Director of the Fund or its investment adviser and one or more of such Officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such Directors and Officers owning more than 1/2% of such shares or securities together own more than 5% of such shares or securities. Each Portfolio of the Fund may not invest more than 5% of its to-tal assets in securities of companies which have (with predecessors) a record of less than three years of continuous operation.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and prin-cipal occupations during the past five years. The mailing address of the Di-rectors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director*     ALFRED M. RANKIN, JR., Director
 Chairman and Director of The Van-         Chairman, President, and Chief Ex-
 guard Group, Inc., and each of the        ecutive Officer of NACCO Indus-
 investment companies in The Van-          tries Inc.; Director of The
 guard Group; Director of the Mead         BFGoodrich Company, The Standard
 Corporation, General Accident In-         Products Company and The Reliance
 surance and Chris-Craft Indus-            Electric Company.
 tries, Inc.
                                          JOHN C. SAWHILL, Director
JOHN J. BRENNAN, President, Chief          President and Chief Executive Of-
Executive Officer & Director*              ficer, The Nature Conservancy;
 President, Chief Executive Officer        formerly, Director and Senior
 and Director of The Vanguard              Partner, McKinsey & Co. and Presi-
 Group, Inc. and each of the in-           dent, New York University; Direc-
 vestment companies in The Vanguard        tor of Pacific Gas and Electric
 Group.                                    Company, Procter & Gamble Company
                                           and NACCO Industries.
ROBERT E. CAWTHORN, Director
 Chairman Emeritus and Director of        JAMES O. WELCH, JR., Director
 Rhone-Poulenc Rorer, Inc.; Direc-         Retired Chairman of Nabisco
 tor of Sun Company, Inc. and West-        Brands, Inc.; retired Vice Chair-
 inghouse Electric Corporation.            man and Director of RJR Nabisco;
                                           Director of TECO Energy, Inc. and
BARBARA BARNES HAUPTFUHRER, Director       Kmart Corporation.
 Director of The Great Atlantic and
 Pacific Tea Company, ALCO Standard       J. LAWRENCE WILSON, Director
 Corp., Raytheon Company, Knight-          Chairman and Chief Executive Offi-
 Ridder, Inc., Massachusetts Mutual        cer of Rohm & Haas Company, Direc-
 Life Insurance Co., and Trustee           tor of Cummins Engine Company and
 Emerita of Wellesley College.             Trustee of Vanderbilt University
                                           and The Culver Educational Founda-
BRUCE K. MACLAURY, Director                tion.
 President Emeritus of The
 Brookings Institution; Director of       RAYMOND J. KLAPINSKY, Secretary*
 American Express Bank, Ltd., the          Senior Vice President and Secre-
 St. Paul Companies, Inc., and Na-         tary of The Vanguard Group, Inc.;
 tional Steel Corporation.                 Secretary of each of the invest-
                                           ment companies in The Vanguard
BURTON G. MALKIEL, Director                Group.
 Chemical Bank Chairman's Professor
 of Economics, Princeton Universi-        RICHARD F. HYLAND, Treasurer*
 ty; Director of Prudential Insur-         Treasurer of The Vanguard Group,
 ance Co. of America, Amdahl Corpo-        Inc. and of each of the investment
 ration, Baker Fentress & Co., The         companies in The Vanguard Group.
 Jeffrey Co., and Southern New En-
 gland Communications Company.            KAREN E. WEST, Controller*
                                           Principal of The Vanguard Group,
                                           Inc.; Controller of each of the
                                           Investment companies in The Van-
                                           guard Group.
                                          --------
                                          * Officers of the Fund are "inter-
                                            ested persons" as defined in the
                                            Investment Company Act of 1940.

                              THE VANGUARD GROUP

  Vanguard Tax-Managed Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the group obtain at cost virtu-ally all of their corporate management, administrative and distribution serv-ices. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds including Vanguard Tax-Managed Fund.

  Vanguard employs a supporting staff of management and administrative person-nel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard and (2) there is no re-striction on the maximum cash investment that the Vanguard Funds may make in Vanguard. At December 31, 1996, the Fund had contributed capital of $72,000 to Vanguard, representing 0.4% of Vanguard's capitalization.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the six months ended December 31, 1996, the Fund's allocated share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $822,000.

  DISTRIBUTION. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

  The principal distribution expenses are for advertising, promotional materi-als and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment com-panies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remain-ing one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional na-ture shall exceed 125% of the average distri-bution expense rate for the Group, and that no Fund shall incur annual distri-bution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1996, the Fund paid approximately $151,000 of the Group's distribution and marketing expenses.

  INVESTMENT ADVISORY SERVICES. Vanguard's Core Management Group provides investment advisory services to the Fund and also to the following Funds:
Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard International Equity Index Fund, the REIT Portfolio of the Vanguard Specialized Portfolios, the Total International Portfolio of the Vanguard STAR Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of the assets of Vanguard/Windsor II, the Equity Index Portfolio of the Vanguard Variable Insurance Fund, a portion of Vanguard Morgan Growth Fund and several indexed separate accounts.

  Vanguard's Fixed Income Group provides investment advisory services to the Balanced Portfolio of the Fund and also provides investment advisory services to the following Funds: Vanguard Municipal Bond Fund; Vanguard Money Market Reserves; Vanguard Treasury Fund; several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard California Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard New York Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard Balanced Index Fund; Vanguard Bond Index Fund; Vanguard Admiral Funds; and the Money Market and High-Grade Bond Portfolios of the Vanguard Variable Insurance Fund. These services are provided on an at-cost basis by Vanguard's Core Management Group and Vanguard's Fixed Income Group. The com-pensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1996, the Fund paid approximately $57,000 of Vanguard's expenses relating to investment advisory services.

  REMUNERATION OF DIRECTORS AND OFFICERS. The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Van-guard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended December 31, 1996, the Fund's share of remuneration paid to its Officers and Directors was approximately $18,690.

  Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Offi-cer's compensation during the year that exceeds the Social Security Taxable Wage Base then in effect. Under the Thrift Plan, all Officers are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total com-pensation. Vanguard matches the basic contributions on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retire-ment, for a period of ten years or until the death of a retired Director. Dur-ing the year ended December 31, 1996, the Fund's share of retirement benefits paid to its Officers was approximately $600.

  The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1996.

                 VANGUARD TAX-MANAGED FUND COMPENSATION TABLE

                                                                                 TOTAL
                                          PENSION OR                          COMPENSATION
                          AGGREGATE   RETIREMENT BENEFITS    ESTIMATED          FROM ALL
                         COMPENSATION ACCRUED AS PART OF  ANNUAL BENEFITS    VANGUARD FUNDS
NAMES OF DIRECTORS        FROM FUND      FUND EXPENSES    UPON RETIREMENT PAID TO DIRECTORS(2)
------------------       ------------ ------------------- --------------- --------------------
John C. Bogle(1)........       --              --                  --           $    --
John J. Brennan(1)......       --              --                  --           $    --
Barbara Barnes
 Hauptfuhrer............     $169             $26             $15,000           $65,000
Robert E. Cawthorn......     $169             $22             $13,000           $65,000
Bruce K. MacLaury.......     $182             $26             $12,000           $60,000
Burton G. Malkiel.......     $169             $17             $15,000           $65,000
Alfred M. Rankin, Jr....     $169             $14             $15,000           $65,000
John C. Sawhill.........     $169             $16             $15,000           $65,000
James O. Welch, Jr......     $169             $20             $15,000           $65,000
J. Lawrence Wilson......     $169             $15             $15,000           $65,000

--------
(1) As interested Directors, Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                            PORTFOLIO TRANSACTIONS

  In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to ob-tain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these deter-minations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best avail-able price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in ad-dition to execution services to the Fund.

  Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified brokers or dealers who recommend the shares of the Fund to their clients and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of shares by a broker or dealer in selecting among qualified brokers or dealers.

  During the period ended December 31, 1996, the Fund paid $203,672 in broker-age commissions.

                             PERFORMANCE MEASURES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group, Inc.

  Each of the investment company members of the Vanguard Group, including each Portfolio of Vanguard Tax-Managed Fund, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purpos-es.

  STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

  STANDARD & POOR'S/BARRA VALUE INDEX--contains common stocks of the S&P 500 Index which have lower than average price-to-book ratios.

  STANDARD & POOR'S/BARRA GROWTH INDEX--contains common stocks of the S&P 500 Index which have higher than average price-to-book ratios.

  WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

  WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

  RUSSELL 1000 INDEX--consists of approximately 1,000 large and medium capitalization stocks.

  RUSSELL 2000 INDEX--is composed of approximately 2,000 small capitalization stocks.

  RUSSELL 3000 INDEX--consists of approximately 3,000 large, medium and small capitalization stocks.

  MORGAN STANLEY CAPITAL INTERNATIONAL--SELECT EMERGING MARKETS INDEX--is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

  MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

  GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

  SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly-issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage passthrough securities.

  LEHMAN LONG-TERM TREASURY BOND INDEX--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

  MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

  LEHMAN CORPORATE (BAA) BOND INDEX--all publicly-offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

  LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issued rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

  BOND BUYER MUNICIPAL (20 YEAR) BOND INDEX--is a yield index on current-coupon high grade general-obligation municipal bonds.

  STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high grade, non-callable preferred stock issues.

  NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

  COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

  COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

  LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

  LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

  LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The Index has a market value of over $1.6 trillion.

  LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The Index has a market value of over $600 billion.

  LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The Index has a market value of over $900 billion.

  LEHMAN BROTHERS MUNICIPAL BOND INDEX--is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

  LIPPER SMALL COMPANY GROWTH FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

  LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER GENERAL EQUITY FUND AVERAGE--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

  MARKETING AND ADVERTISING MATERIALS FOR THE VANGUARD TAX-MANAGED FUND MAY FROM TIME TO TIME REFERENCE DATA FROM THE FOLLOWING STUDIES.

  Joel M. Dickinson and John B. Shoven, "Ranking Mutual Funds on an After Tax Basis," Center for Economic Policy Research, Publication Number 344, April 1993.

                               (MAC GRAPHS HERE)

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on May 9, 1994. The Arti-cles of Incorporation permit the Directors to issue 750,000,000 shares of Com-mon Stock, $.001 par value from an unlimited number of separate classes ("Portfolio") of shares. Currently the Fund is offering shares of three Port-folios. The shares of each Portfolio are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other fea-tures. The shares of each Portfolio have no pre-emptive rights. The shares of each Portfolio have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote there-on.

                            YIELD AND TOTAL RETURN

  The yield* of each Portfolio of the Fund for the 30-day period ended Decem-ber 31, 1996 was as follows:

     Growth and Income Portfolio.......................................... 1.81%
     Capital Appreciation Portfolio....................................... 0.75%
     Balanced Portfolio................................................... 2.83%

    *Yield is calculated daily.

  The average annual total return of each Portfolio of the Fund for the one year period ended December 31, 1996 and since its September 6, 1994 inception was as follows:

                                              ONE YEAR ENDED    SINCE INCEPTION
                                             DECEMBER 31, 1996 SEPTEMBER 6, 1994
                                             ----------------- -----------------
Growth and Income Portfolio.................      +23.03%           +24.55%
Capital Appreciation Portfolio..............      +20.92%           +23.04%
Balanced Portfolio..........................      +12.21%           +14.82%

  The Fund had a subscription period for each Portfolio from July 25, 1994, to September 5, 1994, during which time all assets were held in money market in-struments. Performance measurement begins September 6, 1994.

                             FINANCIAL STATEMENTS

  The Fund's financial statements for the period ended December 31, 1996, in-cluding the financial highlights for the period ended December 31, 1996, ap-pearing in the Vanguard Tax-Managed Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Addi-tional Information. The Fund's Annual Report to Shareholders is enclosed with this Statement of Additional Information.

         APPENDIX A--DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

  MUNICIPAL BONDS--GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

  The two principal classifications of Municipal Bonds are "general obliga-tion" and "revenue" or "special tax" bonds. General obligation bonds are se-cured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are pay-able only from the revenues derived from a particular facility or class of fa-cilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

  Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the abil-ity of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

  Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such ob-ligations are secured by letters of credit or other credit support arrange-ments provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding prin-cipal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

  The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a par-ticular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corpora-tion represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not abso-lute standards of quality. Consequently, Municipal Bonds with the same maturi-ty, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

  Municipal Bonds are sometimes purchased on a "when issued" basis meaning the Fund has committed to purchasing certain specified securities at an agreed upon price when they are issued. The period between commitment date and issu-ance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

  From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Directors and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

  Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax ex-emption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or elimi-nate the ability of each Portfolio to achieve its respective investment objec-tive. In that event, the Fund's Directors and Officers would reevaluate its investment objective and policies and consider recommending to its sharehold-ers changes in such objectives and policies.

  Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings:
Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable mar-gin and principal is secure; Aa--judged to be of "high quality by all stan-dards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally known as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Mu-nicipal Bonds are considered adequate, but elements may be present which sug-gest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteris-tically unreliable over any great length of time; Ba--protection of principal and interest payments may be very moderate; judged to have speculative ele-ments; their future cannot be considered as well-assured; B--lack characteris-tics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in de-fault or there may be present elements of danger with respect to principal and interest; Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor pros-pects for ever attaining any real investment standing.

  Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows: MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both: MIG-2--High quality with margins of protection ample al-though not so large as in the preceding group.

  Description of Moody's highest commercial paper rating: Prime-1 ("P-1")-- judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

  Excerpts from Standard & Poor's Corporation's Municipal Bond ratings: AAA-- has the highest rating assigned by S&P; extremely strong capacity to pay prin-cipal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic condi-tions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB--B--CCC--CC-- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligations; BB is being paid; D--in de-fault, and payment of principal and/or interest is in arrears.

  The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Excerpt from Standard & Poor's Corporation's rating of municipal note is-sues: SP-1+--very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

  Description of S&P's highest commercial papers ratings: A-1+--This designa-tion indicates the degree of safety regarding timely payment is overwhelming. A-1--This designation indicates the degree of safety regarding timely payments is very strong.

  In the event that a particular obligation held by the Balanced Portfolio is downgraded below the minimum investment level permitted by the investment pol-icies of the Portfolio, the Directors and Officers of the Fund will carefully assess the creditworthiness of the obligation to determine whether it contin-ues to meet the policies and objectives of the Portfolio.